LETTER TO THE SHAREHOLDERS OF J.P. MORGAN U.S. EQUITY FUND

July 1, 1999

Dear Shareholder,

Over the past year, the U.S. equity market continued to surge ahead, though the period was marked by extreme volatility. During this time, the J.P. Morgan U.S. Equity Fund posted an 18.39% return, falling short of the 21.03% return of the S&P 500 but beating the 11.48% return of the Lipper Growth & Income Fund Average.

The fund's net asset value declined to $25.09 at May 31, 1999, from $25.66 at May 31, 1998. During the year, the fund made distributions of approximately $0.19 per share from ordinary income, approximately $1.02 per share from short-term capital gains, and approximately $3.45 per share from long-term capital gains. On May 31, 1999, the net assets of the fund were approximately $441 million, while the assets of The U.S. Equity Portfolio, in which the fund invests, amounted to approximately $719 million.

This report includes a discussion with Henry D. Cavanna, the portfolio manager primarily responsible for The U.S. Equity Portfolio. In this interview, Henry talks about the events of the previous year that had the greatest effect on the portfolio and discusses his investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 521-5411.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ......... 6

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8

PORTFOLIO MANAGER Q&A ............. 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothetical investment of $10,000. The chart at right shows that $10,000 invested on May 31, 1989, would have grown to $51,051 on May 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


GROWTH OF $10,000 OVER 10 YEARS
MAY 31, 1989 -- MAY 31, 1999

[GRAPH]

J.P. Morgan U.S. Equity Fund                                       $51,051
Lipper Growth and Income Fund Average                              $40,175
S&P 500 Index                                                      $52,653

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS THAT RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     -----------------------------------
                                                    THREE        SIX          ONE     THREE   FIVE     TEN
AS OF MAY 31, 1999                                  MONTHS       MONTHS       YEAR    YEARS   YEARS    YEARS
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan U.S. Equity Fund                         9.56%       13.64%       18.39%  23.83%  22.27%   17.71%
S&P 500 Index*                                       5.48%       12.61%       21.03%  26.97%  25.87%   18.07%
Lipper Growth & Income Fund Average                  7.95%       11.04%       11.48%  19.80%  20.11%   14.59%

AS OF MARCH 31, 1999
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan U.S. Equity Fund                         3.33%       25.36%       14.07%  23.27%  21.89%   18.32%
S&P 500 Index*                                       4.98%       27.34%       18.46%  28.07%  26.25%   18.97%
Lipper Growth & Income Fund Average                  1.75%       20.06%        5.46%  19.49%  19.53%   14.92%

*S&P 500 INDEX IS AN UNMANAGED INDEX USED TO PORTRAY THE PATTERN OF COMMON STOCK MOVEMENT BASED ON THE AVERAGE PERFORMANCE OF 500 WIDELY HELD COMMON STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with HENRY D. CAVANNA, vice president, a member of the portfolio management team for The U.S. Equity Portfolio. Henry joined Morgan in 1971 and is a senior U.S. equity portfolio manager in the U.S. Equity and Balanced Accounts Group. Prior to joining Morgan, Henry was with Harris Upham & Co. He received his B.A. from Boston College and his L.L.B. from the University of Pennsylvania. This interview took place on June 11, 1999, and reflects Henry's views on that date.

HOW HAS THE U.S. EQUITY MARKET PERFORMED OVER THE PAST YEAR?

HDC: Overall, the market continued to thrive for the past 12 months, but there was a tremendous amount of volatility during the period. The market was shaken by a number of extraordinary events during the year: Russia defaulted on its bonds; several high-profile hedge funds, including Long-Term Capital Management, were bailed out; Asia continued to be weak for most of the period; the U.S. president was impeached; and NATO engaged in military activity in the Balkans. However, the market eventually shrugged off these disruptive events and, after a dramatic flight to quality after its summer swoon, continued to climb.

For much of the year, the market was led by a narrow group of larger-cap growth issues, often referred to as the "Nifty Fifty." The strong U.S. economy was a big reason for the success of the equity market during this period, as it buoyed corporate profits of domestically focused companies in industries like autos, homebuilding, and retailing. In the tech field, the emergence of e-commerce and a rash of Internet-related IPOs generated some excitement. Of late, however, there has been a broadening of market leadership to companies across the market-capitalization spectrum. And, signs of a bottoming in the global economy have helped companies in industries that would benefit from global growth, such as those in the energy and cyclical industrial sectors.

The Federal Reserve was active during the period, too. In the fall, the Fed eased rates in an attempt to settle world markets. In mid-May, the Fed, concerned over the continued strong pace of the domestic economy and the possibility of inflation, announced that its position on interest rates shifted to a tightening bias from a neutral one. As a result, the market has again come under some pressure recently.

HOW DID THE FUND PERFORM DURING THE PERIOD?

HDC: The fund fell short of its benchmark for the period, returning 18.39% for the fiscal year ended May 31 compared with the S&P 500's return of 21.03%. However, we did outperform our peers, as measured by the Lipper Growth & Income Fund Average return of 11.48%. The performance of the fund can be broken into two distinct parts. Through March 1999, the market was extremely narrow, dominated by a few very large-cap stocks, including many technology and telecommunications names. Because of the more diversified composition of our portfolio and our valuation discipline, we lagged the market-cap-weighted S&P
500. Since March, however, market leadership began to broaden into stocks along the market-cap spectrum. This change proved favorable to our portfolio, and to active equity portfolio managers in general, and our performance relative to the index was much better.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

HDC: Like everyone else, we're excited about the investment possibilities in the technology sector due to the growth of the Internet. We think that a less risky way to take advantage of this trend is to invest in those companies that provide the infrastructure of the Internet. In this realm, we've seen strong performance from Sun Microsystems and EMC.

Sun is the leading vendor of UNIX-based computer systems and has successfully made the transition from technical workstations to enterprise servers. A recent agreement with the America Online/Netscape combination has solidified Sun's position as the premier Internet server company. Our outlook for the company is still positive, and we continue to consider Sun a core holding.

EMC stands as the leading provider of mainframe and open systems storage equipment, a niche that should grow hand in hand with the growth of Internet-based initiatives. Though we believe EMC is well positioned to capitalize on the opportunities before it, the stock seems to have gotten ahead of itself and we, therefore, reduced our position.

Specialty retailer Circuit City proved to be a great turnaround story during the second half of the fiscal year. Six months ago, we cited Circuit City as one of our bigger disappointments. We stuck with the stock, however, and were rewarded. The company's sales and earnings benefited from the continued strength in the domestic economy and the rollout of a number of exciting digital-based products.

Tyco International was another strong performer for us during the period. This diversified manufacturing and services company has consistently demonstrated its ability to make earnings-accretive acquisitions, and its stock has benefited from it. Tyco can also boast of a strong management team and solid organic growth. We remain positive on the company.

WHAT STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

HDC: We've been disappointed with the performance of Starwood Hotels and Resorts Worldwide, a hotel and gaming company that owns such chains as Westin, Sheraton, and Caesar's. But we're still confident in our investment; in fact, we have added to our position. Though the company has a lot of debt on its books, its fundamentals look good. Earnings have been improving, and we think the physical property that it owns is worth more than the market seems to be giving it credit for. In addition, Starwood is trying to sell its Caesar's properties, with the intention of using the proceeds to retire debt and buy back stock.

Another name that we expect to bounce back is Alza, a mid-sized pharmaceutical company. The company develops technologies to deliver drugs into the body; often, it applies these technologies to existing drugs as they come off patent. The stock has been volatile over the past 12 months, and we think it's attractively valued where it now stands. Alza's recent launch of the urology drug Ditropan XL has ramped up more slowly than expected, despite the company's significant expenditures to support it. But we think that Ditropan XL will ultimately prove successful, to the benefit of Alza's stock price.

The drug and agricultural biotechnology company Monsanto has had a tough time over the past 12 months. The stock was punished significantly in October, when Monsanto's proposed merger with American Home Products fell through. However, we still think the stock offers a lot of value.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

HDC: Our outlook is on the cautious side. The market has done so well for so long, and appears richly valued. And, there is some concern about what steps the Federal Reserve will take in its efforts to slow down the domestic economy; we think it's likely that the Fed will raise short-term interest rates at least once before the end of the year. Should the economy continue to plow ahead, we think the Fed would become more aggressive in its efforts.

But with continued strength in the domestic economy, corporate profits should continue to be robust. And despite all the concerns about inflation, it still remains very low. Globally, there appear to be strong indications that the economy has hit bottom and is on its way back up; this should have a positive effect on companies in industries with global exposures, like metals and chemicals.

We think we're in a transition period, as market leadership begins to filter down to companies across the market-capitalization spectrum. Such a process can often be a fragile one, and we wouldn't be surprised to see continued volatility as a result.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Equity Fund seeks to provide a high total return from a portfolio of selected equity securities. It is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
6/27/85

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/99
$440,965,446

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/99
$719,430,445

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
6/25/99, 8/20/99, 12/20/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annualized expense ratio of 0.79% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1999

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

/ /  CONSUMER GOODS
     & SERVICES 18.4%

/ /  TECHNOLOGY 17.7%

/ /  FINANCE 15.4%

/ /  HEALTHCARE 13.4%

/ /  INDUSTRIAL PRODUCTS
     & SERVICES 10.7%

/ /  UTILITIES 8.2%

/ /  ENERGY 8.0%

/ /  BASIC INDUSTRIES 4.4%

/ /  TRANSPORTATION 2.4%

/ /  SHORT-TERM AND
     OTHER INVESTMENTS 1.4%



LARGEST EQUITY HOLDINGS                                 % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
BANK OF AMERICA CORP. (FINANCE)                                 3.7%
TYCO INTERNATIONAL LTD.                                         3.4%
     (INDUSTRIAL PRODUCTS & SERVICES)
WASTE MANAGEMENT, INC.                                          3.2%
     (INDUSTRIAL PRODUCTS & SERVICES)
MICROSOFT CORP. (TECHNOLOGY)                                    2.8%
INTERNATIONAL BUSINESS MACHINES CORP.                           2.6%
     (TECHNOLOGY)
WASHINGTON MUTUAL, INC. (FINANCE)                               2.4%
MONSANTO CO. (HEALTHCARE)                                       2.4%
PHILIP MORRIS COMPANIES, INC.                                   2.2%
     (CONSUMER GOODS & SERVICES)
ROHM & HAAS CO. (BASIC INDUSTRIES)                              2.2%
BRISTOL-MYERS SQUIBB CO. (HEALTHCARE)                           2.1%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS AN INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests through a master portfolio (another fund with the same objective).

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Equity Portfolio
  ("Portfolio"), at value                          $441,136,167
Receivable for Shares of Beneficial Interest Sold        67,681
Prepaid Trustees' Fees                                    4,752
Prepaid Expenses and Other Assets                         3,241
                                                   ------------
    Total Assets                                    441,211,841
                                                   ------------
LIABILITIES
Shareholder Servicing Fee Payable                        95,314
Payable for Shares of Beneficial Interest
  Redeemed                                               93,621
Administrative Services Fee Payable                       9,842
Administration Fee Payable                                  551
Fund Services Fee Payable                                   405
Accrued Expenses                                         46,662
                                                   ------------
    Total Liabilities                                   246,395
                                                   ------------
NET ASSETS
Applicable to 17,576,335 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $440,965,446
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $25.09
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $314,711,247
Undistributed Net Investment Income                     437,808
Accumulated Net Realized Gain on Investment          47,133,778
Net Unrealized Appreciation of Investment            78,682,613
                                                   ------------
    Net Assets                                     $440,965,446
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income (Net of Foreign
  Withholding Tax of $54,762)                                   $ 5,794,540
Allocated Interest Income                                           474,448
Allocated Portfolio Expenses                                     (1,963,635)
                                                                -----------
    Net Investment Income Allocated from
      Portfolio                                                   4,305,353
FUND EXPENSES
Shareholder Servicing Fee                          $1,052,598
Administrative Services Fee                           114,563
Transfer Agent Fees                                    88,723
Registration Fees                                      24,617
Printing Expenses                                      17,543
Professional Fees                                      16,290
Fund Services Fee                                      10,353
Administration Fee                                      7,329
Line of Credit Expense                                  4,483
Trustees' Fees and Expenses                             3,946
Insurance Expense                                       2,249
Miscellaneous                                          27,259
                                                   ----------
    Total Fund Expenses                                           1,369,953
                                                                -----------
NET INVESTMENT INCOME                                             2,935,400
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                      67,273,559
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT
  ALLOCATED FROM PORTFOLIO                                       (3,547,045)
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $66,661,914
                                                                -----------
                                                                -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1999     MAY 31, 1998
                                                   --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    2,935,400   $    2,930,382
Net Realized Gain on Investment
  Allocated from Portfolio                             67,273,559       99,516,717
Net Change in Unrealized Depreciation of
  Investment Allocated from Portfolio                  (3,547,045)      (1,088,270)
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                       66,661,914      101,358,829
                                                   --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                  (3,075,198)      (3,619,210)
Net Realized Gain                                     (69,795,494)     (75,349,843)
                                                   --------------   --------------
    Total Distributions to Shareholders               (72,870,692)     (78,969,053)
                                                   --------------   --------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold       78,806,635       79,192,975
Reinvestment of Dividends and Distributions            66,771,512       73,302,482
Cost of Shares of Beneficial Interest Redeemed       (146,547,755)     (89,344,257)
                                                   --------------   --------------
    Net Increase (Decrease) from Transactions in
      Shares
      of Beneficial Interest                             (969,608)      63,151,200
                                                   --------------   --------------
    Total Increase (Decrease) in Net Assets            (7,178,386)      85,540,976
NET ASSETS
Beginning of Fiscal Year                              448,143,832      362,602,856
                                                   --------------   --------------
End of Fiscal Year (including undistributed net
  investment
  income of $437,808 and $579,087, respectively)   $  440,965,446   $  448,143,832
                                                   --------------   --------------
                                                   --------------   --------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each year are as follows:

                                                                 FOR THE FISCAL YEAR ENDED MAY 31,
                                                   --------------------------------------------------------------
                                                      1999         1998         1997         1996         1995
                                                   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, BEGINNING OF YEAR                   $  25.66     $  24.63     $  22.15     $  19.42     $  19.38
                                                   ----------   ----------   ----------   ----------   ----------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                    0.18         0.18         0.25         0.38         0.32
Net Realized and Unrealized Gain on Investment           3.91         5.92         4.72         4.23         2.17
                                                   ----------   ----------   ----------   ----------   ----------
Total from Investment Operations                         4.09         6.10         4.97         4.61         2.49
                                                   ----------   ----------   ----------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                   (0.19)       (0.23)       (0.36)       (0.29)       (0.28)
Net Realized Gain                                       (4.47)       (4.84)       (2.13)       (1.59)       (2.17)
                                                   ----------   ----------   ----------   ----------   ----------
Total Distributions to Shareholders                     (4.66)       (5.07)       (2.49)       (1.88)       (2.45)
                                                   ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF YEAR                         $  25.09     $  25.66     $  24.63     $  22.15     $  19.42
                                                   ----------   ----------   ----------   ----------   ----------
                                                   ----------   ----------   ----------   ----------   ----------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                            18.39%       28.35%       25.00%       25.18%       15.11%
Net Assets, End of Year (in thousands)               $440,965     $448,144     $362,603     $330,014     $259,338
Ratios to Average Net Assets
  Net Expenses                                           0.79%        0.78%        0.80%        0.81%        0.90%
  Net Investment Income                                  0.70%        0.71%        1.13%        1.87%        1.74%
  Expenses Without Reimbursement                         0.79%        0.78%        0.80%        0.81%        0.91%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P Morgan U.S. Equity Fund (the "fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust (the "trust"). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund, prior to its tax-free reorganization on July 18, 1993, to a series of the trust, operated as a stand-alone mutual fund.

The fund invests all of its investable assets in The U.S. Equity Portfolio (the "portfolio"), a diversified open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (61% at May 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Distributions to shareholders of net investment income are declared as dividends and paid quarterly. Distributions to shareholders of net realized capital gain, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement as of May 31, 1999, was to decrease undistributed net investment income by $1,481, increase accumulated net realized gain on investment by $658,966 and decrease paid-in capital by $657,485. The adjustments are primarily attributable to the application of tax allocation rules and a basis

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      adjustment as a result of asset migration at the portfolio level. Net investment income, net realized gains and net assets were not affected by this change. In addition, a reclassification of $12,620,912 was made by the fund to decrease paid-in capital and increase net unrealized appreciation of investments attributable to its allocation from the portfolio. Net assets were not affected by the reclassification.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted to $7,329.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1999, the fee for these services amounted to $114,563.

   c) The Trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the fiscal year ended May 31, 1999, the fee for these services amounted to $1,052,598.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services

J.P. MORGAN U.S. EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $10,353 for the fiscal year ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represent the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $2,200.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1999     MAY 31, 1998
                                                   --------------   --------------
Shares sold......................................      3,225,938        3,184,514
Reinvestment of dividends and distributions......      3,009,630        3,183,230
Shares redeemed..................................     (6,126,724)      (3,622,182)
                                                   --------------   --------------
Net Increase.....................................        108,844        2,745,562
                                                   --------------   --------------
                                                   --------------   --------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the Agreement is $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement as of May 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan U.S. Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan U.S. Equity Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "fund") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

The U.S. Equity Portfolio

Annual Report May 31, 1999

(The following pages should be read in conjunction with J.P. Morgan U.S. Equity Fund
Annual Financial Statements)

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
COMMON STOCKS (96.8%)
BASIC INDUSTRIES (4.4%)
CHEMICALS (2.1%)
Rohm & Haas Co...................................      377,700   $  15,155,212
                                                                 -------------

FOREST PRODUCTS & PAPER (1.3%)
Temple-Inland, Inc...............................      136,900       9,172,300
                                                                 -------------
METALS & MINING (1.0%)
Allegheny Teledyne, Inc..........................      335,472       6,856,209
                                                                 -------------
  TOTAL BASIC INDUSTRIES.........................                   31,183,721
                                                                 -------------

CONSUMER GOODS & SERVICES (18.1%)
AUTOMOTIVE (1.3%)
Lear Corp.+......................................      184,800       9,089,850
                                                                 -------------

ENTERTAINMENT, LEISURE & MEDIA (2.8%)
International Game Technology....................      208,300       3,671,287
News Corp. Ltd. (Spons. ADR).....................      224,900       7,463,869
Seagram Company Ltd.(i)..........................      166,400       8,642,400
                                                                 -------------
                                                                    19,777,556
                                                                 -------------
FOOD, BEVERAGES & TOBACCO (5.1%)
Pepsi Bottling Group, Inc........................      341,900       7,927,806
PepsiCo, Inc.....................................      243,600       8,723,925
Philip Morris Companies, Inc.....................      400,500      15,444,281
Ralston-Ralston Purina Group.....................      181,200       4,937,700
                                                                 -------------
                                                                    37,033,712
                                                                 -------------

HOUSEHOLD PRODUCTS (2.7%)
Kimberly-Clark Corp..............................      120,300       7,060,106
Procter & Gamble Co..............................      129,860      12,125,677
                                                                 -------------
                                                                    19,185,783
                                                                 -------------

RESTAURANTS & HOTELS (2.3%)
Mirage Resorts, Inc.+............................      345,900       7,090,950
Starwood Hotels & Resorts Worldwide, Inc.........      301,700       9,880,675
                                                                 -------------
                                                                    16,971,625
                                                                 -------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
RETAIL (3.9%)
Circuit City Stores-Circuit City Group...........      144,200   $  10,355,362
Federated Department Stores, Inc.+...............      118,500       6,458,250
Toys 'R' Us, Inc.(s)+............................      198,000       4,566,375
Wal-Mart Stores, Inc.............................      154,600       6,589,825
                                                                 -------------
                                                                    27,969,812
                                                                 -------------
  TOTAL CONSUMER GOODS & SERVICES................                  130,028,338
                                                                 -------------

ENERGY (7.8%)
NATURAL GAS (1.9%)
Columbia Energy Group............................      248,950      13,318,825
                                                                 -------------

OIL-PRODUCTION (5.1%)
BP Amoco Plc (Spon. ADR).........................        1,300         139,262
Mobil Corp.......................................       91,800       9,294,750
Phillips Petroleum Co............................      127,000       6,659,562
Royal Dutch Petroleum Co. (ADR)..................      188,300      10,650,719
Tosco Corp.......................................      397,200      10,153,425
                                                                 -------------
                                                                    36,897,718
                                                                 -------------

OIL-SERVICES (0.8%)
Cooper Cameron Corp.+............................      167,400       6,057,787
                                                                 -------------
  TOTAL ENERGY...................................                   56,274,330
                                                                 -------------

FINANCE (15.2%)
BANKING (10.0%)
Astoria Financial Corp...........................      125,130       5,642,581
Bank of America Corp.............................      403,201      26,082,065
First Union Corp.................................      293,800      13,533,162
KeyCorp..........................................      115,800       4,024,050
Washington Mutual, Inc...........................      442,250      16,888,422
Wells Fargo Co...................................      137,500       5,500,000
                                                                 -------------
                                                                    71,670,280
                                                                 -------------

FINANCIAL SERVICES (1.5%)
CIT Group, Inc., Class A.........................      243,400       7,058,600
Goldman Sachs Group, Inc.+.......................       25,000       1,698,437
Newcourt Credit Group, Inc.(i)...................      121,000       1,966,250
                                                                 -------------
                                                                    10,723,287
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
INSURANCE (3.7%)
Ambac Financial Group, Inc.......................       86,800   $   5,061,525
Marsh & McLennan Companies, Inc..................      104,100       7,573,275
UNUM Corp........................................      258,200      13,894,387
                                                                 -------------
                                                                    26,529,187
                                                                 -------------
  TOTAL FINANCE..................................                  108,922,754
                                                                 -------------

HEALTHCARE (13.2%)
BIOTECHNOLOGY (1.9%)
Genzyme Corp.+...................................      139,300       5,646,003
PE Corp.-PE Biosystems Group+....................       63,900       7,136,831
PE Corp.-Celera Genomics+........................       31,950         543,150
                                                                 -------------
                                                                    13,325,984
                                                                 -------------

HEALTH SERVICES (1.1%)
Healthsouth Corp.+...............................      297,200       3,975,050
Humana, Inc.+....................................      321,500       4,038,844
                                                                 -------------
                                                                     8,013,894
                                                                 -------------

PHARMACEUTICALS (10.2%)
ALZA Corp.+......................................      315,000      11,241,562
American Home Products Corp......................      100,600       5,797,075
Bristol-Myers Squibb Co..........................      217,000      14,891,625
Eli Lilly & Co...................................       72,200       5,157,787
Forest Laboratories, Inc.+.......................      212,800      10,134,600
Monsanto Co......................................      403,000      16,724,500
Warner-Lambert Co................................      154,000       9,548,000
                                                                 -------------
                                                                    73,495,149
                                                                 -------------
  TOTAL HEALTHCARE...............................                   94,835,027
                                                                 -------------
INDUSTRIAL PRODUCTS & SERVICES (10.5%)
AEROSPACE (1.5%)
Boeing Co........................................      139,200       5,881,200
Lockheed Martin Corp.............................      118,000       4,771,625
                                                                 -------------
                                                                    10,652,825
                                                                 -------------
COMMERCIAL SERVICES (2.2%)
Cendant Corp.+...................................      680,600      12,548,563
Service Corp. International......................      175,200       3,361,650
                                                                 -------------
                                                                    15,910,213
                                                                 -------------
              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------

DIVERSIFIED MANUFACTURING (3.7%)
Cooper Industries, Inc...........................       51,000   $   2,527,688
Tyco International Ltd.(i).......................      276,546      24,163,207
                                                                 -------------
                                                                    26,690,895
                                                                 -------------

POLLUTION CONTROL (3.1%)
Waste Management, Inc............................      420,857      22,252,814
                                                                 -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                   75,506,747
                                                                 -------------

TECHNOLOGY (17.3%)
COMPUTER PERIPHERALS (0.6%)
EMC Corp.+.......................................       45,800       4,562,825
                                                                 -------------

COMPUTER SOFTWARE (3.0%)
Microsoft Corp.+.................................      242,000      19,533,938
Oracle Corp.+....................................       86,850       2,152,252
                                                                 -------------
                                                                    21,686,190
                                                                 -------------

COMPUTER SYSTEMS (5.3%)
Apple Computer, Inc.+............................       54,600       2,404,106
Compaq Computer Corp.............................      110,200       2,610,363
Hewlett-Packard Co...............................       67,900       6,403,819
International Business Machines Corp.............      158,200      18,400,638
Sun Microsystems, Inc.+..........................      144,000       8,599,500
                                                                 -------------
                                                                    38,418,426
                                                                 -------------

ELECTRONICS (1.8%)
3Com Corp.+......................................       35,700         976,172
Cisco Systems, Inc.+.............................      108,600      11,834,006
                                                                 -------------
                                                                    12,810,178
                                                                 -------------

SEMICONDUCTORS (2.6%)
General Semiconductor, Inc.+.....................       38,200         296,050
Intel Corp.......................................      194,200      10,523,213
Motorola, Inc....................................       50,600       4,190,313
Texas Instruments, Inc...........................       33,100       3,620,313
                                                                 -------------
                                                                    18,629,889
                                                                 -------------

TELECOMMUNICATION SERVICES (2.0%)
MCI WorldCom, Inc.+..............................      162,400      14,022,225
                                                                 -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES          VALUE
-------------------------------------------------  -----------   -------------
TELECOMMUNICATIONS-EQUIPMENT (2.0%)
Commscope, Inc.+.................................      183,233   $   4,809,866
Lucent Technologies, Inc.........................      169,500       9,640,313
                                                                 -------------
                                                                    14,450,179
                                                                 -------------
  TOTAL TECHNOLOGY...............................                  124,579,912
                                                                 -------------
TRANSPORTATION (2.3%)
RAILROADS (2.3%)
CSX Corp.........................................       75,000       3,520,313
Union Pacific Corp...............................      230,200      13,135,788
                                                                 -------------
  TOTAL TRANSPORTATION...........................                   16,656,101
                                                                 -------------

UTILITIES (8.0%)
ELECTRIC (2.5%)
Central & South West Corp........................       90,400       2,327,800
Northern States Power Co.........................      213,500       5,564,344
PP&L Resources, Inc..............................      343,800      10,314,000
                                                                 -------------
                                                                    18,206,144
                                                                 -------------

TELEPHONE (5.5%)
AT&T Corp........................................      227,400      12,620,700
Bell Atlantic Corp...............................      145,300       7,955,175
GTE Corp.........................................      205,500      12,959,344
Level 3 Communications, Inc.+....................       38,100       2,989,659
SBC Communications, Inc..........................       65,200       3,333,350
                                                                 -------------
                                                                    39,858,228
                                                                 -------------
  TOTAL UTILITIES................................                   58,064,372
                                                                 -------------
  TOTAL COMMON STOCKS
   (COST $562,975,168)...........................                  696,051,302
                                                                 -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  -----------   -------------
FIXED INCOME SECURITIES (0.4%)
U.S. TREASURY OBLIGATIONS (0.4%)
U.S. TREASURY NOTES (0.4%)
United States Treasury Notes, 6.000% due 06/30/99
  (cost $3,198,448)(s)...........................  $ 3,195,000   $   3,198,482
                                                                 -------------
                                                    PRINCIPAL
              SECURITY DESCRIPTION                   AMOUNT          VALUE
-------------------------------------------------  -----------   -------------
SHORT-TERM INVESTMENTS (0.9%)
U.S. GOVERNMENT AGENCY OBLIGATIONS (0.9%)
Student Loan Marketing Association, 4.680% due
  06/01/99 (cost $6,254,000).....................  $ 6,254,000   $   6,254,000
                                                                 -------------
TOTAL INVESTMENTS
  (COST $572,427,616) (98.1%).................................     705,503,784
OTHER ASSETS IN EXCESS OF LIABILITIES (1.9%)..................
                                                                    13,926,661
                                                                 -------------
NET ASSETS (100.0%)...........................................   $ 719,430,445
                                                                 -------------
                                                                 -------------

------------------------------
Note: Based on the cost of investments of $577,774,509 for federal income tax purposes at May 31, 1999, the aggregate gross unrealized appreciation and depreciation was $151,368,947 and $23,639,672, respectively, resulting in net unrealized appreciation of $127,729,275.

+ Non-income producing security.

(i) Foreign Security.

(s) Security is partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts.

ADR - American Depositary Receipt.

Spon. ADR - Sponsored ADR.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment at Value (Cost $572,427,616)            $705,503,784
Cash                                                        410
Receivable for Investments Sold                      20,306,703
Dividends Receivable                                    934,664
Variation Margin Receivable                              92,400
Interest Receivable                                      80,493
Prepaid Trustees' Fees                                    4,973
Prepaid Expenses and Other Assets                         4,928
                                                   ------------
    Total Assets                                    726,928,355
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     7,176,439
Advisory Fee Payable                                    249,662
Custody Fee Payable                                      20,112
Administrative Services Fee Payable                      16,112
Administration Fee Payable                                  761
Fund Services Fee Payable                                   663
Accrued Expenses                                         34,161
                                                   ------------
    Total Liabilities                                 7,497,910
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $719,430,445
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $92,624)                                                     $ 10,049,672
Interest Income                                                        827,125
                                                                  ------------
    Investment Income                                               10,876,797
EXPENSES
Advisory Fee                                       $  2,911,314
Administrative Services Fee                             198,407
Custodian Fees and Expenses                             162,460
Professional Fees and Expenses                           65,618
Fund Services Fee                                        18,019
Administration Fee                                       11,075
Printing Expenses                                         8,365
Trustees' Fees and Expenses                               6,531
Insurance Expense                                         4,800
Miscellaneous                                               258
                                                   ------------
    Total Expenses                                                   3,386,847
                                                                  ------------
NET INVESTMENT INCOME                                                7,489,950
NET REALIZED GAIN ON
  Investment Transactions                           120,840,928
  Futures Contracts                                   3,603,219
                                                   ------------
    Net Realized Gain                                              124,444,147
NET CHANGE IN UNREALIZED
  APPRECIATION/(DEPRECIATION) OF
  Investments                                       (20,541,898)
  Futures Contracts                                     477,852
                                                   ------------
    Net Change in Unrealized Depreciation                          (20,064,046)
                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                      $111,870,051
                                                                  ------------
                                                                  ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE FISCAL   FOR THE FISCAL
                                                     YEAR ENDED       YEAR ENDED
                                                    MAY 31, 1999     MAY 31, 1998
                                                   --------------   --------------
DECREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $    7,489,950   $    8,957,310
Net Realized Gain on Investments and Futures
  Contracts                                           124,444,147      211,793,953
Net Change in Unrealized
  Appreciation/(Depreciation) of Investments and
  Futures Contracts                                   (20,064,046)      (9,192,276)
                                                   --------------   --------------
    Net Increase in Net Assets Resulting from
      Operations                                      111,870,051      211,558,987
                                                   --------------   --------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         137,233,705      171,037,121
Withdrawals                                          (356,977,035)    (414,552,601)
                                                   --------------   --------------
    Net Decrease from Investors' Transactions        (219,743,330)    (243,515,480)
                                                   --------------   --------------
    Total Decrease in Net Assets                     (107,873,279)     (31,956,493)
NET ASSETS
Beginning of Fiscal Year                              827,303,724      859,260,217
                                                   --------------   --------------
End of Fiscal Year                                 $  719,430,445   $  827,303,724
                                                   --------------   --------------
                                                   --------------   --------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                    FOR THE FISCAL YEAR ENDED MAY
                                                                 31,
                                                   --------------------------------
                                                   1999   1998   1997   1996   1995
                                                   ----   ----   ----   ----   ----
RATIOS TO AVERAGE NET ASSETS
  Expenses                                         0.47%  0.47%  0.47%  0.46%  0.51%
  Net Investment Income                            1.03%  1.01%  1.44%  2.20%  2.12%
Portfolio Turnover                                   84%   106%    99%    85%    71%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Equity Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The portfolio commenced operations on July 19, 1993. The portfolio's investment objective is to provide a high total return from a portfolio of selected equity securities. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) The portfolio's custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      enters into the contract. Upon entering into such a contract, the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the different between the value of the contract at the time it was opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movement. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   e) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays Morgan at an annual rate of 0.40% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan and the terms of the agreement will remain the same. For the fiscal year ended May 31, 1999, such fees amounted to $2,911,314.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted to $11,075.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and certain other portfolios for which the Morgan acts as advisor

THE U.S. EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      (the "master portfolios") and J.P Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1999, the fee for these services amounted to $198,407.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $18,019 for the fiscal year ended May 31, 1999.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and received compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included the Fund Services Fee shown in the financial statements was $3,800.

3. INVESTMENT TRANSACTIONS

Investment transactions as of May 31, 1999 were as follows:

    COST OF           PROCEEDS
   PURCHASES         FROM SALES
-----------------   ------------
$598,666,653        $790,110,126

Futures transactions as of May 31, 1999 are summarized as follows:

                                                                    NET UNREALIZED     CURRENT MARKET
                                                   CONTRACTS LONG    APPRECIATION    VALUE OF CONTRACTS
                                                   --------------   --------------   ------------------
S&P 500, expiring June 1999......................             33    $      74,202    $      10,701,900
                                                   --------------   --------------   ------------------
                                                   --------------   --------------   ------------------

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Equity Portfolio (the "portfolio") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its supplementary data for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES


FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.

IM0470-M



J.P. MORGAN
U.S. EQUITY FUND




ANNUAL REPORT
MAY 31, 1999